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                                 REVOCABLE PROXY
                        FLORIDA BUSINESS BANCGROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints A. Bronson Thayer and Timothy A. McGuire, and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Florida Business BancGroup ("Florida BancGroup") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Hilton Tampa Airport West Shore, 2225 North Lois Avenue, Tampa, Florida on April 18, 2000 at 4:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of Florida BancGroup may revoke this Proxy at any time before it is voted by either filing with the Secretary of Florida BancGroup a written notice of revocation, delivering to Florida BancGroup a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:


PROPOSAL 1: The Election of four Class I directors to serve for one-year terms; four Class II directors to serve for two-year terms; and three Class III directors to serve for three-year terms. Note: To withhold authority to vote for any individual nominee, strike a line through nominee's name.

   CLASS I               CLASS II            CLASS III
   -------               --------            ---------

Johnny R. Adcock    John C. Bierley     Frank G. Cisneros
Jeff Huenink        John B. Caswell     Lawrence H. Dimmitt
Eiji Sadato         Robert A. Monroe    Timothy A. McGuire
A. Bronson Thayer   Eric M. Newman


        WITHHOLD           WITHHOLD                 WITHHOLD
FOR    AUTHORITY    FOR   AUTHORITY     FOR        AUTHORITY
---    ---------    ---   ---------     ---        ---------
 o         o         o        o          o              o

PROPOSAL 2: Adoption of the 2000 Key Employee Stock Compensation Program.

     FOR                     AGAINST                 ABSTAIN
     ---                     -------                 -------
      o                         o                       o

PROPOSAL 3: Adoption of the 2000 Directors' Stock Option Plan.

     FOR                     AGAINST                 ABSTAIN
     ---                     -------                 -------
      o                         o                       o

PROPOSAL 4: Ratification of Hacker, Johnson, Cohen & Grieb, P.A., as the independent auditors for Florida BancGroup, for the fiscal year enoing December 31, 2000.

     FOR                     AGAINST                 ABSTAIN
     ---                     -------                 -------
      o                         o                       o

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box o.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Florida BancGroup, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated March 17, 2000 and the 1999 Annual Report.

No. of Common Shares Voting: _________
Signature:  _____________________________________________________
Signature if held jointly:  _____________________________________
Date: ___________________________________________________________

Address 1:  _____________________________________________________

Address 2:  _____________________________________________________

Address 3:  _____________________________________________________


Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.